DIREXION SHARES ETF TRUST
DIREXION DAILY RUSSIA BULL 2X SHARES (RUSL)

Supplement dated February 24, 2022 to the
Summary Prospectus, Prospectus, and
Statement of Additional Information (“SAI”)

Following the commencement of ground operations by Russia in Ukraine, various countries, including the United States, imposed sanctions on Russia, the market capitalizations of many Russian companies experienced significant declines and Russia closed its securities markets, effective after the close of trading on February 24, 2022. As a result, the Direxion Daily Russia Bull 2X Shares (the “Fund”) has suspended creations of its shares until further notice. During this time, the Fund may not meet its investment objective, may experience increased tracking error and may experience significant premium/discounts and bid-ask spreads.
The events described highlight the risks of investing in Russia, as disclosed in the Fund’s Prospectus under the heading “Russian Securities Risk.” As disclosed in the Fund’s Statement of Additional Information, the Fund reserves the absolute right to reject creation orders certain circumstances such as these, where the acceptance of an order would have an adverse effect on Fund shareholders and/or circumstances outside of the Fund’s control make it impractical to process creation orders.
The Fund will continue to accept redemption requests as described in the Fund’s Statement of Additional Information, and investors will continue to be able to buy and sell Fund shares on the stock exchange. However, if demand for Fund shares exceed supply while creations are suspended, Fund shares may trade at a premium to their net asset value (i.e., at prices greater than net asset value).

Please retain a copy of this Supplement with your Summary Prospectus, Prospectus, and SAI.